UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                               Winter sports, inc.
             (Exact name of registrant as specified in its charter)

                                     Montana
                 (State or other jurisdiction of incorporation)

         0-15030                                      81-0221770
(Commission File Number)                   (IRS Employer Identification No.)

                                 P. O. Box 1400
                            Whitefish, Montana 59937
               (Address of principal executive offices) (Zip Code)

                                 (406) 862-1900
              (Registrant's telephone number, including area code)

                                    FORM 8-K

                               WINTER SPORTS, INC.
                               Whitefish, Montana

                               September 25, 2003

Item 5. Other Events

On September 25, 2003, Winter Sports, Inc. issued a press release announcing that its Board of Directors had approved a reverse stock split. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

99.1  Press Release, dated September 25, 2003.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WINTER SPORTS, INC.


Date: September 25, 2003                  By: /s/ Dennis L. Green
                                              ----------------------------------
                                              Dennis L. Green
                                              Chairman of the Board of Directors


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